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                                                                    EXHIBIT 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE ANNUAL REPORT OF PAYLESS SHOESOURCE, INC. (THE "COMPANY") ON FORM 10-K FOR THE PERIOD ENDING JANUARY 29, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, ULLRICH
E. PORZIG, SENIOR VICE PRESIDENT - CHIEF FINANCIAL OFFICER AND TREASURER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2005

/s/ Ullrich E. Porzig
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Ullrich E. Porzig
Senior Vice President
Chief Financial Officer and Treasurer

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